UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     December 19, 2008 (December 16, 2008)

                          ARC Wireless Solutions, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                      000-18122               87-0454148
              ----                      ---------               ----------
(State or other jurisdiction       (Commission File           (IRS Employer
        of Incorporation)               Number)           Identification Number)

                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2285
                     --------------------------------------
                    (Address of principal executive offices)

                                  303-421-4063
                          -----------------------------
                         (Registrant's Telephone Number)

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
Standard; Transfer of Listing.

(a) On December 16, 2008, ARC Wireless Solutions, Inc. (the "Company") received a letter from the NASDAQ Stock Market ("NASDAQ") indicating that the Company does not have a majority of independent directors and a minimum of three independent audit committee members as required for continued listing on the NASDAQ under NASDAQ Marketplace Rules 4350(c)(1) and 4350(d)(2), respectively. At the present time, one of the Company's three Board members is independent. The Company has informed NASDAQ that it is finalizing arrangements with one individual who is anticipated to join the Board as a second independent director in January 2009 and that it is interviewing other candidates to become a third independent director as soon as possible.


                                    * * * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           ARC WIRELESS SOLUTIONS, INC.

Date: December 19, 2008                     By:  /s/  Jason Young
                                                 -------------------------------
                                                      Jason Young
                                                      Chief Executive Officer